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                                                                    EXHIBIT 10.6

 103095                        AGREEMENT with an effective date of
                               October 31, 1995 between
                               INTERNATIONAL BUSINESS MACHINES
                               CORPORATION, a New York corporation
                               (hereinafter called IBM), and
                               APPLIED SCIENCE FICTION, a Delaware
                               corporation (hereinafter called
                               LICENSEE).


      IBM has the right to license others under certain patents.
      LICENSEE desires to acquire a nonexclusive license under those patents. In consideration of the premises and mutual covenants herein contained, IBM and LICENSEE agree as follows:


Section 1. Definitions

1.1 "Information Handling System" shall mean any instrumentality or aggregate of instrumentalities primarily designed to compute, classify, process, transmit, receive, retrieve, originate, switch, store, display, manifest, measure, detect, record, reproduce, handle or utilize any form of information, intelligence or data for business, scientific, control or other purposes.

1.2 "IHS Product" shall mean:

1.2.1 an Information Handling System; or

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1.2.2 any instrumentality or aggregate of instrumentalities (including, without limitation, any component, subassembly or program) designed for incorporation into an Information Handling System. An apparatus primarily designed for use in the fabrication (including testing) of an IHS Product shall not be considered an IHS Product even if it otherwise meets the above definition.

1.3 "Type Number" shall mean the combination of numbers, letters or words utilized by LICENSEE to identify each type or model of Licensed Product.

1.4 "Licensed Patents" shall mean the patents listed in Exhibit 1 to this Agreement, any patents issuing on the applications listed in Exhibit 1, any patents of other countries corresponding to the listed patents and applications, and any reissues, divisions, continuations, or extensions of the foregoing patents and applications.

1.5 "Licensed Products" shall mean IHS Products which capture, create, process, handle, transmit, store, or output images.

1.6 "Patented Portion" shall mean that portion of a Licensed Product which embodies or uses all of the elements or steps recited in one claim of one Licensed Patent or which is

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manufactured by the use of all of the steps recited in one claim of one Licensed
Patent or which is capable of being used to practice the method recited in one claim of one Licensed Patent. A Licensed Product which embodies or uses all of the elements or steps recited in more than one claim of one Licensed Patent or in the claims of more than one Licensed Patent shall have more than one Patented Portion.

1.7 "Subsidiary" shall mean a corporation, company or other entity:

1.7.1 more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or

1.7.2 which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company or other entity shall be

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      deemed to be a Subsidiary only so long as such ownership or control exists.

1.8 "LICENSEE's Selling Price" for each Licensed Product sold by LICENSEE to other than its affiliate shall mean the bona fide selling price, after prompt payment discounts and quantity discounts actually allowed, at which LICENSEE sold said Licensed Product. If said selling price includes the following items, they may be deducted only if separately invoiced to LICENSEE's customer: packing, transportation and insurance charges; import, export, excise, sales and value added taxes; and customs duties. "LICENSEE's Selling Price" for each Licensed Product sold by LICENSEE to one of its affiliates shall be equal to the average of the LICENSEE's Selling Prices for all Licensed Products identical to said Licensed Product which were sold to other than LICENSEE's affiliates in the relevant semiannual accounting period.

Section 2. License

2.1 IBM grants to LICENSEE a nonexclusive license under the Licensed Patents:

2.1.1 to make, use, import, and lease, sell and otherwise transfer Licensed Products; and

2.1.2 to use any apparatus in the manufacture of Licensed Products and practice any method or process in the manufacture or use of Licensed Products.

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The license granted in this Section 2.1 for any particular Licensed Product shall be only under claims of Licensed Patents which claims define a Patented Portion for said particular Licensed Product and which are claims of Licensed Patents of the countries of manufacture, use, importation, or lease, sale or other transfer by LICENSEE.

A particular Licensed Product is licensed under a Licensed Patent when and only when:

2.1.3 such Licensed Patent defines a Patented Portion of such Licensed Product;

2.1.4 such Licensed Patent was identified in a report, as specified in Section 5.5, as covering such Licensed Product; and

2.1.5 the royalty attributable to such Licensed Product was either timely paid as required by Section 5.4 or a late payment was made and accepted by IBM pursuant to Section 5.2.

2.2 No license, immunity or other right is granted by IBM either directly or by implication, estoppel, or otherwise:

2.2.1 other than under the Licensed Patents;

2.2.2 to have Licensed Products made by a third party for LICENSEE;

2.2.3 with respect to any Licensed Product which does not fully include a Patented Portion;

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2.2.4 with respect to any item other than a Licensed Product notwithstanding that such other item may incorporate one or more Licensed Products; or

2.2.5 to parties acquiring any item from LICENSEE for the combination of such acquired item with any other item, including other items provided by LICENSEE, or for the use of any such combination even if such acquired item has no substantial use other than as part of such combination.

Section 3. Extension of License to Subsidiaries

3.1 The license granted herein by IBM is also granted to LICENSEE's Subsidiaries, provided that:

3.1.1 each Subsidiary so licensed shall be bound by the terms and conditions of this Agreement as if it were named herein in the place of LICENSEE; and

3.1.2 LICENSEE shall pay and account to IBM for royalties hereunder in respect of the exercise by any Subsidiary of any license granted to it hereunder.

Any license granted to a Subsidiary shall terminate on the date such Subsidiary ceases to be a Subsidiary.

Section 4. Royalty and Other Payment

4.1 LICENSEE shall pay, as hereinafter provided, royalties to IBM in respect of each Licensed Product having one or more Patented Portions by virtue of one or more Licensed Patents of

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the countries of manufacture, use, or lease, sale, or other transfer.

4.2 Subject to Sections 4.3, 4.5 and 4.6, for each Licensed Product which includes one or more Patented Portions and which is manufactured, used, or leased, sold or otherwise transferred in any country by or for LICENSEE, LICENSEE shall pay a royalty at a rate computed at the following percentages of LICENSEE's Selling Price of such Licensed Product:

    Number of Licensed Patents             Percentage of Licensee's
    Defining Patented Portions                   Selling Price
    --------------------------             ------------------------
                1                                    [*]
                2                                    [*]
                3                                    [*]
                4                                    [*]
                5 or more                            [*]

For the purposes of this Section 4.2, a Licensed Patent and its corresponding patents shall be deemed to be one Licensed Patent.

4.3 In computing royalties on a Licensed Product, LICENSEE may exclude from the number of Licensed Patents used to compute royalties under Section 4.2, any Licensed Patent that defines one or more Patented Portions which are fully included in an item that is part of the Licensed Product and which was purchased by Licensee directly or indirectly from a third party who was authorized by IBM to sell such item. If, however, a Licensed

                                       7

-----------
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

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Patent also defines another Patented Portion not fully included in such purchased item, that particular Licensed Patent must be counted in the number of Licensed Patents used to compute the percentage of LICENSEE's Selling Price of the Licensed Product in accordance with Section 4.2.

4.4 If LICENSEE purchases from a third party portions of a Licensed Product and combines such portions with each other and/or with other portions such that the combination is itself a Licensed Product which includes a Patented Portion not fully included in any individual purchased portion, then royalty shall be due for the combination in accordance with this Section 4, notwithstanding the fact that said third party is authorized by IBM to sell said purchased portions.

4.5 No royalties shall be paid by LICENSEE for Licensed Products which LICENSEE manufactures for a third party where:

4.5.1 the third party is licensed by IBM to have such Licensed Product manufactured for it; and

4.5.2 LICENSEE received prior authorization from such third party under such party's license from IBM for such manufacture.

4.6 For royalties accruing through December 31, 1995, if a Licensed Product is covered by more than four (4) Licensed Patents, LICENSEE may, at his election, pay a royalty of four

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percent (4%) of the LICENSEE's Selling Price of said Licensed Product. On
January 1, 1996, this Section 4.6 and the reference to it contained in Section
4.2 shall be deemed to have been automatically deleted from this Agreement.

4.7 LICENSEE shall bear and pay all taxes (including, without limitation, sales and value added taxes) imposed by the national government (including any political subdivision thereof) of any country in which LICENSEE is doing business, as the result of the existence of this Agreement or the exercise of rights hereunder.

Section 5. Accruals, Records, Reports and Other Information

5.1 Royalties shall accrue when a Licensed Product, with respect to which royalty payments are required by this Agreement, is first sold or otherwise transferred (including, except as otherwise agreed in writing by IBM, sold or otherwise transferred to IBM or any of its Subsidiaries), or first used or leased in each country of use or lease, by or for LICENSEE, or when a newly issued or acquired Licensed Patent covers any portion of a Licensed Product in use or on lease by or for LICENSEE on which portion the royalties provided for in Section 4.1 have not previously accrued.

5.2 IBM may accept a late payment provided such payment includes all overdue royalties or other payment plus an interest penalty. The interest penalty on any overdue royalty or other payment

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shall be calculated commencing on the date such royalty or other payment became due, using an annual rate which is the greater of ten percent (10%) or one percentage point higher than the prime interest rate as quoted by the head office of Citibank N.A., New York, at the close of banking on such date, or on the first business day thereafter if such date falls on a non-business day. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to such maximum legal rate.

5.3 LICENSEE shall pay all royalties and other payments due hereunder in United States dollars. All royalties for an accounting period computed in other currencies shall be converted into United States dollars at the exchange rate for bank transfers from such currency to United States dollars as quoted by the head office of Citibank N.A., New York, at the close of banking on the last day of such accounting period (or the first business day thereafter if such last day shall be a non-business day).

5.4 LICENSEE's accounting period shall be semiannual and shall end on the last day of each June and December during the term of this Agreement. Within sixty
(60) days after the end of each such period LICENSEE shall furnish to IBM a written report containing the information specified in Section 5.5 and shall pay

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to IBM all unpaid royalties accrued hereunder to the end of each such period.

5.5 LICENSEE's written report shall be certified by an officer of LICENSEE and shall contain the following information:

5.5.1 for each Type Number of each Licensed Product upon which royalty has accrued, the Type Number, a description of said Licensed Product, the quantity sold or otherwise transferred during the accounting period, and the total LICENSEE Selling Price for such quantity;

5.5.2 each country in which the Licensed Products identified pursuant to Section
      5.5.1 were manufactured or leased, sold or otherwise transferred;

5.5.3 each Licensed Patent covering each such Licensed Product upon which LICENSEE is paying royalties. However, if LICENSEE pays royalties for the use of five (5) or more Licensed Patents for a particular Licensed Product pursuant to Section 4, LICENSEE shall have no obligation to identify the Licensed Patents for that Licensed Product;

5.5.4 the amount of royalties due for each Licensed Product;

5.5.5 the aggregate amount of all royalties due;

5.5.6 on IBM's request, the name and address of any third party providing items as described in Section 4.3;

5.5.7 for each Type Number of Licensed Product which LICENSEE has delivered during such accounting period to a third

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      party and which is exempt from royalty under Section 4.5, the quantity delivered, a description of such Licensed Product, and the name of such third party; and

5.5.8 in the event that any of Sections 5.5.1 through 5.5.7 do not apply to an accounting period, LICENSEE shall so state as to each such Section.

In the event no royalties are due, LICENSEE'S report shall so state.

5.6 For the purpose of determining obligations under IBM patents, LICENSEE shall, within thirty (30) days of a written request by IBM:

5.6.1 provide to or make available for inspection by IBM or its designee a copy of any materials (including, but not limited to, brochures and service, use and other technical manuals) relevant to any product identified by IBM;

5.6.2 sell, license or otherwise transfer and deliver to IBM any product at any time offered for sale or license or otherwise marketed or transferred by LICENSEE or, at IBM's option, make such product available to IBM for inspection on LICENSEE'S premises. Such sale, license or transfer shall occur under LICENSEE'S generally available terms and conditions, subject to the time requirement specified in this Section 5.6; and

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5.6.3 provide to IBM or its designee access to those manufacturing processes used by LICENSEE in the manufacture of LICENSEE's products.

5.7 LICENSEE shall keep records in accordance with generally accepted accounting principles and in sufficient detail to permit the determination of products subject to this Agreement, the royalties due IBM, and the accuracy of the information on LICENSEE's written reports. Such records shall include, but not be limited to, detailed records supporting the information provided under
Section 5.5.

Such records shall be kept for six (6) years following the due date for the report relating to the reporting period to which such records pertain.

Upon IBM's written request for an audit, LICENSEE shall permit auditors designated by IBM, together with such legal and technical support as IBM deems necessary, to examine, during ordinary business hours, records, materials, and manufacturing processes of LICENSEE for the purpose of determining royalties due IBM.

Such audit shall be restricted to an audit of those records, materials, and manufacturing processes related to Licensed Products or Licensed Patents. Such records and materials shall

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be deemed to include general financial information to provide a cross-check for the amount of royalties reported. Such general financial information shall include, but not be limited to, records on the total revenue for the period covered by the audit with documentation supporting the fact that the part of LICENSEE's total revenue which exceeds the reported total of LICENSEE's Selling Price for Licensed Product was derived from activities other than the sale, lease or other transfer of Licensed Products.

LICENSEE shall provide its full cooperation in such audit. Such cooperation shall include, but not be limited to, providing sufficient time for such examination and convenient access to relevant personnel and records.

Each party shall pay the costs that it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to the lesser of: five percent (5%) of the royalties which should have been paid for the accounting periods being audited or the cost of the audit, then LICENSEE shall reimburse IBM for the costs IBM incurred in conducting such audit. However, such costs shall not include salaries paid to IBM employees associated with such audit and such reimbursement shall not exceed the amount of underpayment.

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5.8 In the event an audit under the provisions of Section 5.7 identifies an underpayment of royalties by LICENSEE, LICENSEE shall pay an amount equal to the sum of such underpayment, any interest due under the provisions of Section 5.2, and any reimbursement to IBM for the costs IBM incurred in conducting such audit as specified by Section 5.7, within sixty (60) days of IBM's written request. Such amounts shall be subject to interest under the provisions of Section 5.2.

Section 6. Term of Agreement; Termination

6.1 The term of this Agreement shall be from the effective date of this Agreement until five (5) years after said date.

6.2 LICENSEE may terminate the license granted herein, in whole or as to any specified Licensed Patent by giving notice in writing to IBM, provided, however, that termination of the license as to any specified Licensed Patent shall include termination of the license as to all Licensed Patents in other countries which correspond to such specified License Patent. Such termination shall be effective on the date such notice is mailed unless the notice specifies a later date. Any such termination shall be irrevocable.

6.3 IBM shall have the right to terminate this Agreement, or LICENSEE's license granted hereunder, if LICENSEE:

6.3.1 fails, at any time:

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6.3.1.1 to make a report which meets the requirements of Section 5.5;

6.3.1.2 to pay any accrued royalties;

6.3.1.3 to make any other payment required herein;

6.3.1.4 to permit an audit pursuant to Section 5.7; or

6.3.1.5 to comply with the provisions of Section 5.6; and

6.3.2 does not cure such failure (including the payment of any interest due pursuant to Section 5.2) within sixty (60) days after written notice from IBM to LICENSEE specifying the nature of such failure.

IBM's termination of this Agreement or of LICENSEE's license shall be given by written notice to LICENSEE by mail or by facsimile transmission, effective on the date of mailing or transmission.

6.4 IBM shall notify LICENSEE in the event IBM identifies an underpayment of accrued royalties. IBM shall provide to LICENSEE the basis on which it has identified such underpayment. If LICENSEE cannot show that the basis used is substantially incorrect, IBM may, in its sole discretion, terminate LICENSEE's license. In such event, IBM shall institute an audit. If such audit shows that the LICENSEE's payments of royalties are substantially correct for the period being audited, LICENSEE's license shall be reinstated effective as of the date of its termination.

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6.5 In the event this Agreement or the license granted hereunder, in whole or as to any specified patent or claim, shall be terminated pursuant to this Section
6, the corresponding licenses granted to Subsidiaries of LICENSEE pursuant to
Section 3 shall likewise terminate, but no notices need be given by IBM to such Subsidiaries.

6.6 In the event that more than fifty percent (50%) of LICENSEE's outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now, or hereafter become, owned or controlled, directly or indirectly, by a third party, LICENSEE's license shall terminate unless IBM agrees otherwise in a signed writing.

6.7 No termination pursuant to this Section 6, Section 3.1 or Section 12.9 shall relieve LICENSEE of any obligation or liability accrued hereunder prior to such termination, or rescind or give rise to any right to rescind anything done by LICENSEE or any payments made or other consideration given to IBM hereunder prior to the time such termination becomes effective. Such termination shall not affect in any manner any rights of IBM arising under this Agreement prior to such termination, even though the exercise of such rights occurs after such termination.

Section 7. Options for Other Licenses

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7.1 LICENSEE grants to IBM the right to obtain, at any time, and from time to time, during the term of this Agreement, a license upon terms and conditions, including royalty rates, no less favorable than those granted to LICENSEE herein or in any amendment hereto. Said right shall be with respect to any IHS Product and any patent, including utility models and including design patents for type fonts and registrations for type fonts (but not including any other design patents or registrations), issued prior to the termination of this Agreement, which patent covers an invention applicable to IHS Products or any method or process involved in the manufacture or use of such IHS Product and under which patent, or the application therefor, LICENSEE or any of its Subsidiaries has the right, at any time during the term of this Agreement, to grant licenses to third parties (other than Subsidiaries). Said right of IBM shall be exercisable with respect to any such patents whether or not issued and whether or not the applications therefor exist at the time such right is exercised. If IBM exercises said right, IBM shall pay to LICENSEE the sum of five thousand United States dollars ($5,000) if such license is for a single patent of one country and its corresponding patents, or twenty-five thousand United States dollars ($25,000) if such license is for two or more patents, which sum shall be creditable against royalties payable by IBM under the provisions of said license agreement. The date of said license agreement shall be the date on which IBM requests such license.

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Section 8. Warranty

8.1 IBM represents and warrants that it has the full right and power to grant the license set forth in Section 2, and that there are no outstanding agreements, assignments, or encumbrances inconsistent with the provisions of said license or with any other provisions of this Agreement. IBM makes no other representations or warranties, express or implied, nor does IBM assume any liability, in respect of any infringement of patents or other rights of third parties due to LICENSEE's operation under the license herein granted.

8.2 IBM does not warrant nor does it represent that LICENSEE will not require a license under other patents (owned by IBM or by third parties) to make, use, import, or lease, sell or otherwise transfer Licensed Products.

Section 9. Means of Payments and Communications

9.1 Payment shall be made by electronic funds transfer. Any notice or other communication required or permitted to be made or given to either party hereto pursuant to this Agreement shall be sent to such party by facsimile or by registered airmail (except that registered or certified mail may be used where delivery is in the same country as mailing), postage prepaid, addressed to it at its address set forth below, or to such other address as it shall designate by written notice given to the other party. Payments shall be deemed to be made on the date of electronic

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funds transfer. Notices or other communications shall be deemed to have been given or provided on the date of sending. The addresses are as follows:

9.1.1 For electronic funds transfers of payments:

      IBM Director of Licensing
      The Bank of New York
      48 Wall Street
      New York, New York 10286
      United States of America
      Credit Account No. 890-0209-674
      ABA No. 0210-0001-8

9.1.2 For mailing to IBM:

      Director of Licensing
      International Business Machines Corporation
      500 Columbus Avenue
      Thornwood, New York 10594
      United States of America

9.1.3 For facsimile transmission to IBM:

      (914) 742-6737

9.1.4 For mailing to LICENSEE:

      Controller
      Applied Science Fiction
      2700 West Anderson Lane, Suite 901
      Austin, TX 78757

9.1.5 For facsimile transmission to ASF:

      (512) 450-0397

Section 10. Trade Secrets, Know-How and Copyrights

10.1 No license or other right is granted herein to either party, directly or by implication, estoppel or otherwise, with respect to any trade secrets or know-how, and no such license or other

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right shall arise from the consummation of this Agreement or from any acts, statements or dealings leading to such consummation. Except as specifically provided herein, neither party is required hereunder to furnish or disclose to the other any technical or other information.

10.2 No license or other right is granted herein to either party, directly or by implication, estoppel or otherwise to or under copyrights, or mask work or similar rights.

Section 11. Assignments

11.1 IBM shall neither assign nor grant any right under any of its Licensed Patents, and LICENSEE shall neither assign nor grant any right under any of its patents which are subject to IBM's rights pursuant to Section 7, unless such assignment or grant is made subject to the terms and conditions of this Agreement. LICENSEE shall neither sublicense nor assign any of its rights or privileges hereunder without the prior written consent of IBM. Any attempted sublicense, assignment, or grant in derogation of the foregoing shall be void.

Section 12. Miscellaneous

12.1 Nothing contained in this Agreement shall be construed as conferring on either party any license or other right to copy the exterior design of the products of the other party.

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12.2 Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark or other designation of either party hereto (including any contraction, abbreviation or simulation of any of the foregoing). Each party hereto agrees not to use or refer to this Agreement or any provision thereof in any promotional activity associated with products licensed hereunder, without the express written approval of the other party.

12.3 Nothing contained in this Agreement shall be construed as limiting the rights which the parties have outside the scope of the license granted hereunder, or restricting the right of either party or any of its Subsidiaries to make, have made, use, or lease, sell or otherwise dispose of any particular product or products not herein licensed.

12.4 Neither party nor any of its Subsidiaries shall be required hereunder to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force, or to provide copies of patent applications to the other party or its Subsidiaries, or to disclose any inventions described or claimed in such patent applications.

12.5 IBM shall not have any obligation hereunder to institute any action or suit against third parties for infringement of any

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                                         200.83 AND 230.496

patent applications or Licensed Patents or to defend any action or suit brought by a third party which challenges or concerns the validity of any patent applications or Licensed Patents. In addition, LICENSEE shall not have any right to institute any action or suit against third parties for infringement of any patent applications or Licensed Patents.

12.6 In the event IBM prevails in any claim, proceeding or suit against LICENSEE based upon this Agreement, including, but not limited to, actions for the recovery of royalties due, LICENSEE shall pay all of IBM's associated costs and attorneys' fees.

12.7 This Agreement shall not be binding upon the parties nor shall it obligate either of the parties until it has been signed hereinbelow by or on behalf of each party, in which event it shall be effective as of the date of this Agreement first above written. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as aforesaid. This Agreement and its Exhibit I embody the entire understanding of the parties with respect to the Licensed Patents hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to the subject matter hereof other than as expressly provided herein.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

12.8 The headings of the several Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

12.9 If any Section of this Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such Section in every other respect and the remainder of this Agreement shall continue in effect so long as the Agreement still expresses the intent of the parties. If the intent of the parties cannot be preserved, this Agreement shall be either renegotiated or terminated.

12.10 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the law of the State of New York, United States of America.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed as of the date first above written.

                                     INTERNATIONAL BUSINESS
                                     MACHINES CORPORATION

Witness:                             By /s/ M. C. Phelps, Jr.
                                        -----------------------------
/s/ D. J. Sullivan                      M. C. Phelps, Jr.
-------------------------               Vice President


                                     APPLIED SCIENCE FICTION

                                     By /s/ Mark Urdahl
                                        -----------------------------
                                        Mark Urdahl
                                        President
Witness:

/s/ ?????????????????
-------------------------

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

                                   EXHIBIT I
                                  ----------

                               Licensed Patents

1. Issued US Patents

Patent Number              Issue Date
-------------              ----------

     [*]                       [*]


2. Filed US Patent Applications

Serial Number              Date Filed        Title
-------------              ----------        -----

     [*]                      [*]             [*]

-----------
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

                              EXHIBIT 1 (CONT'D)

Serial Number              Date Filed        Title
-------------              ----------        -----

    [*]                        [*]            [*]

-----------
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

021997

                                    AMENDMENT No. I dated January 1, 1997
                                    between INTERNATIONAL BUSINESS
                                    MACHINES CORPORATION a New York
                                    corporation (hereinafter "IBM") and
                                    APPLIED SCIENCE FICTION a Delaware
                                    corporation (hereinafter "ASF").

IBM and ASF entered into a patent license agreement "Agreement" effective October 31, 1995 in which IBM granted ASF certain rights under Licensed Patents as defined in Agreement.

ASF now desires, and IBM wishes to grant, the right to ASF to have Licensed Products made by others:

In consideration of the premises and the mutual covenants herein contained, IBM and LICENSEE agree as follows:

Delete section 2.1 and replace with new section 2.1 as follows:

Section 2. License

2.1   IBM grants to LICENSEE a nonexclusive license under the Licensed Patents:

2.1.1 to make, use, import, and lease, sell and otherwise transfer Licensed Products; and

2.1.2 to use any apparatus in the manufacture of Licensed Products and practice and method or process in the manufacture or use of Licensed Products.

2.1.3 to have Licensed Products made by another manufacturer for the use and/or lease, sale or other transfer by LICENSEE provided:

(a) the specifications for Licensed Products were created by LICENSEE (either solely or jointly with one or more third parties);

and further provided that the license to have made products granted in this
Section 2.1.3

(b) shall only be under claims of the Licensed Patents, the infringement of which would be necessitated by compliance with such specifications;

(c) shall not be under claims for a method or process unless such method or process is based upon technology created by LICENSEE (either solely or jointly with one or more third parties); and

(d) shall not apply to any products in the form manufactured or marketed by said other manufacturer prior to LICENSEE's furnishing of said specifications.

Unless LICENSEE informs IBM to the contrary, LICENSEE shall be deemed to have authorized said other manufacturer to make Licensed Products under the license granted to LICENSEE in this section 2.1.3 when the conditions specified herein
2.1.3 are fulfilled. In response to a written request identifying a product and a manufacturer, LICENSEE shall in a timely manner inform IBM of the quantity of such product, if any, manufactured by such manufacturer pursuant to the license granted in this Section 2.1.3.

                                         CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80(b) (4),
                                         200.83 AND 230.496

The license granted in this Section 2.1 for any particular Licensed Product shall be only under claims of Licensed Patents which claims define a Patented Portion for said particular Licensed Product and which are claims of Licensed Patents of the countries of manufacture, use, importation, or lease, sale or other transfer by LICENSEE.

A particular Licensed Product is licensed under a Licensed Patent when and only when:

2.1.4  such Licensed Patent defines a Patented Portion of such Licensed Product;

2.1.5 such Licensed Patent was identified in a report, as specified in Section 5.5, as covering such Licensed Product; and

2.1.6 the royalty attributable to such Licensed Product was either timely paid as required by Section 5.4 or a late payment was made and accepted by IBM pursuant to Section 5.2.

Add new Section 6.8 as follows:

6.8 Each party agrees to promptly enter into good faith negotiations for a new license on terms and conditions no less favorable then the terms and conditions of this Agreement, upon written request received no more than six months prior to the expiration of this Agreement.

Delete Sections 9.1.4 and 9.1.5 and replace with new sections 9.1.4 and 9.1.5, respectively, as follows:

9.1.4 For mailing to LICENSEE:

      Intellectual Property Counsel
      Applied Science Fiction
      3925 West Braker Lane, Suite 500
      Austin, TX 78759

9.1.5 For facsimile transmission to ASF:

      (512) 305-0811

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly signed as of the date first above written.

Agreed to:                           Agreed to:
                                     International Business
                                     Machines Corporation

By: /s/ Mark Urdahl                  By: /s/ M. C. Phelps, Jr.
    --------------------------           -------------------------
    Name:  Mark Urdahl                   M. C. Phelps, Jr.
    Title: President & CEO               Vice President

Witness: Ava C. Ward                 Witness: Linda Condels
         ----------------------               --------------------

                                 2